Exhibit 99.3

Independent Bank Corporation 3rd Quarter 2009 Earnings Conference Call - October 27, 2009 1

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 2

3rd Quarter 2009 Overview Michael M. Magee, President and Chief Executive Officer 3

3Q09: High-Level Overview 4 Foundation Remains Solid Core pre-tax, pre-provision earnings showed continued growth year-over-year and was stable on a linked quarter basis TE net interest margin was strong - currently among best in the industry Regulatory capital remains above minimum to be "well capitalized" Challenging 2009 Environment Continued weakness in the Michigan economy adversely impacted results $22.3 million loan loss provision in 3Q09 driven by declines in underlying collateral values as well as new loan defaults, however provision has declined on a sequential quarterly basis in 2009 Special charge at Mepco for vehicle service contract business counterparty risk Operational Achievements Proactive efforts to manage our credits resulted in improvements in commercial and mortgage non-performing loans and delinquency levels Linked-quarter non-performing assets declined for the second consecutive quarter We have made $804 million in loans (since the investment of CPP funds through 3Q09) Operational challenges Economic weakness likely to persist - sustained focus on fundamentals of community banking

3Q09: High-Level Overview - Continued 5 Interest and Dividends on Trust Preferred Securities and Preferred Stock Deferred In current environment need to preserve cash at the holding company level One cent dividend on common stock also suspended, effective Nov. 1, 2009 Special Shareholders Meeting Announced Tentatively scheduled for Dec. 18, 2009 Intend to seek approval to increase authorized common shares from 60 million to 500 million Intend to seek approval for "value for value" underwater stock option exchange program. This program will exclude directors and named executive officers.

3rd Quarter 2009 Financial Review Robert N. Shuster, Executive Vice President and CFO 6

3rd Quarter 2009 Recap 7 Net loss of $16.7 million and net loss applicable to common stock of $17.8 million or 74 cents per share Elevated provision for loan losses as well as other credit related costs (loss on ORE and loan and collection expenses) and a special charge at Mepco drove the loss Impairment charge of $0.8 million on capitalized mortgage loan servicing rights The net interest margin and most components of non-interest income remained strong Total assets flat at $2.96 billion Substantial increase in cash balances at the FRB as Bank expands liquidity Portfolio loans declined by 4% (annualized) year-to-date in 2009 and by 9% (annualized) in the third quarter of 2009 Mortgage loan origination volume declined by 44% on a sequential quarterly basis as refinance volume eases Deposits increased by $419.4 million and borrowings declined by $380.4 million due to liability duration extension program and net growth in core deposits

Valuation Allowance On Deferred Tax Asset 8 Current accounting impact Total net deferred tax asset of $49.2 million at 9/30/09. The associated valuation allowance is also $49.2 million at 9/30/09 (of which $36.2 million was established at 12/31/08). Income tax benefit of $1.1 million in 3Q 2009 relates to benefit associated with other comprehensive income that was partially offset by some state income taxes and some federal alternative minimum taxes. "More likely than not" accounting standard. 2009 and 2008 tax loss and tough operating environment. Potential future accounting implications In the near term neither pre-tax income or pre-tax losses will be tax effected (i.e. they will drop to the bottom line). The net deferred tax asset and related valuation allowance will continue to be evaluated quarterly. Asset is not lost, remains available to offset future taxable income. Total valuation allowance of $49.2 million equals $2.05 per common share.

Pre-Tax, Pre-Provision Core Operating Earnings 3Q09 2Q09 3Q08 Net income (loss) $(16,714) $ (5,161) $ (5,326) Income tax exp. (benefit) (1,088) (959) (5,723) Provision for loan losses 22,285 25,593 19,788 Est. losses VSC counterparty risk 8,713 2,215 -- Securities (gains) losses (121) (4,230) 6,711 MSR impairment (recovery) charge 809 (2,965) 348 Losses on ORE and ORA 1,958 1,939 425 Elevated loan/collection costs 2,378 1,977 758 Total $ 18,220 $ 18,409 $16,981 9

Tax Equivalent Net Interest Margin 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Yield on Earning Assets 0.0775 0.0765 0.0737 0.0715 0.0702 0.0711 0.0708 0.0704 0.0697 Cost of Funds 0.0344 0.0343 0.0307 0.0247 0.0226 0.0231 0.0195 0.0183 0.0182 Net Interest Margin 0.0431 0.0422 0.043 0.0468 0.0476 0.048 0.0513 0.0521 0.0515 10

TE Net Interest Income 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Net Interest Income 31881 31521 31785 34539 34997 33387 35044 36116 35756 11

TE Net Interest Income - Continued 12 Items impacting 3Q 2009 Reversal of interest on non-accrual loans of $0.377 million - compared to $0.787 million in 2Q'09 and $0.347 million in 3Q '08. Non-accrual loans averaged $119.5 million compared to $121.5 million in 2Q'09 and $115.4 million in 3Q '08. Average interest-earning assets totaled $2.76 billion compared to $2.78 billion in 2Q'09 and $2.93 billion in 3Q '08. Overnight FRB balances (yielding only about 0.25%) increased in 3Q'09 which was a primary reason for the decline in the yield on interest earning assets. Bank is building up liquidity as the economic climate remains challenged.

TE Net Interest Income Sensitivity at 9/30/09 (a) Interest rate change TE Net Interest Income TE Net Interest Margin 200 basis point rise $141,900 5.31% 100 basis point rise 141,000 5.28% Base case scenario (b) 141,800 5.31% 100 basis point decline 141,700 5.30% 200 basis point decline 140,100 5.24% 13 (a) Simulation analyses calculate the change in TE net interest income and the change in the TE net interest margin under immediate parallel shifts in interest rates over the next 12 months based on a static balance sheet. (b) 3Q 2009 annualized actual TE net interest income was $141.9 million and actual TE net interest margin was 5.15%.

Non-Interest Income Category ($ in 000's) 3Q09 2Q09 3Q08 Total non-interest income $12,781 $21,011 $5,448 Service charges - deposits 6,384 6,321 6,416 VISA check card income 1,480 1,500 1,468 Gain (loss) on securities 121 4,230 (6,711) Net gains - mortgage loan sales 2,257 3,262 969 Mortgage loan servicing (496) 2,349 340 Mutual fund and annuity commissions Title insurance fees 498 521 539 732 680 307 14

Non-Interest Expense Category ($ in 000's) 3Q09 2Q09 3Q08 Total non-interest expense $43,557 $37,057 $30,656 Compensation & employee benefits 13,823 13,328 14,023 Vehicle service contract counterparty risk 8,713 2,215 -- Loan and collection 3,628 3,227 2,008 Occupancy 2,602 2,560 2,871 FDIC Insurance 1,729 2,755 275 Credit card and bank service fees 1,722 1,668 1,273 Advertising 1,335 1,421 1,575 Loss on ORE and ORA 1,958 1,939 425 15

Mepco Counterparties - Charge for Estimated Losses 16 Historical perspective Mepco purchases payment plans on a recourse basis When consumer stops making payments or voluntarily cancels the vehicle service contract, Mepco recovers any unpaid balance from its payment plan business counterparties (direct marketers, automobile dealerships, administrators and insurance companies) Historical cancellation rates have generally been predictable and losses related to counterparty defaults were rare During the first nine months of 2008 there were no counterparty defaults and finance receivable net charge-offs were $20K. Recent developments Cancellation rates in 2009 have spiked and have also had an increased incidence of counterparty defaults $8.7 million charge for estimated losses associated with counterparty defaults in 3Q 2009 Despite this charge Mepco remained profitable with net income of $1.5 million in 3Q 2009 and $11.1 million for the first nine months of 2009

Provision for Loan Losses 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Provison for Loan Losses 10735 9393 11316 12352 19788 27865 30038 25593 22285 17

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 9/30/09 6/30/09 9/30/08 Commercial $ 56,793 $ 62,953 $ 74,219 Mortgage 49,291 51,406 33,869 Consumer/installment 8,396 7,783 3,945 Finance receivables 2,991 3,138 2,616 Total $117,471 $125,280 $114,649 As a % of total loans 4.92% 5.13% 4.58% . 18

Allowance for Loan Losses Allocation ($ in 000's) 9/30/09 6/30/09 9/30/08 Specific loan allocations $22,940 $17,461 $16,812 Adversely rated loans 13,791 11,492 10,179 Historical losses 22,775 22,830 16,243 Other factors/subjective 14,204 13,488 10,664 Total $73,710 $65,271 $53,898 As a % of portfolio loans 3.09% 2.67% 2.15% 19

Analysis of the Allowance for Loan Losses Loan type ($ in 000's) Loan Balance Allocated Allowance % of Loan Balance Commercial $ 863,556 $44,028 5.10% Mortgage 770,297 21,033 2.73% Consumer/installment 318,185 7,822 2.46% Finance receivables 435,191 827 0.19% Total $2,387,229 $73,710 3.09% . 20

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 3Q09 2Q09 1Q09 3Q08 Commercial $ 7,449 $10,697 $23,776 $12,314 Mortgage 4,890 6,491 4,559 3,698 Consumer 1,479 1,386 1,264 1,116 Overdrafts 157 116 122 248 Finance receivables 10 4 (2) (6) Total $13,985 $18,694 $29,719 $17,370 As a % of average loans 2.27% 3.05% 4.92% 2.69% 21

Securities Available for Sale at 9/30/09 Category ($ in 000's) Cost Basis "Fair" Value Difference Private label CMO's/asset backed (1) $ 46,892 $ 39,766 $ (7,126) Agency MBS 49,351 50,667 1,316 Bank trust preferred (2) 17,906 15,455 (2,451) Municipal securities 76,257 78,116 1,859 Totals $190,406 $184,004 $(6,402) Totals Totals Totals 22 Ratings distribution (based on fair values): 60% AAA; 12% AA; 14% A; 4% BAA; and 10% sub- investment grade. All individual bank issues, no CDO's.

Regulatory Capital Ratios (Independent Bank Corporation) Category Estimated 9/30/09 Actual 6/30/09 Actual 9/30/08 Tier 1 capital to average assets 6.99% 7.72% 7.42% Tier 1 capital to risk-weighted assets 9.00% 9.64% 9.56% Total capital to risk-weighted assets 11.64% 11.99% 11.29% 23

Liquidity and Capital 24 Liquidity Cash on hand at parent company of $22.3 million at 9/30/09 (intercompany tax payment of $4.3 million currently due to Independent Bank) Independent Bank has approximately $854 million in unused borrowing capacity at 9/30/09 Have substantially completed a strategy to pay-off all FRB discount window and TAF borrowings and short-term FHLB advances and replace with longer-term callable brokered CD's Building liquidity, cash and cash equivalents represent 6.2% of total assets at 9/30/09 compared to 2.0% at 12/31/08 Deferral of interest on trust preferred securities and dividends on preferred stock conserves $9 million of cash at holding company annually Capital Engaged investment banker, exploring a variety of capital raising initiatives Suspension of 1 cent per share quarterly cash dividend on common stock saves $1.0 million of capital annually (effective 11/1/09)

3rd Quarter 2009 Commercial Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 25

3rd Quarter 2009 Commercial Lending Summary Positive Trends Non Performing Loans (NPL's) and Non Performing Assets (NPA's) levels are improving. NPL's declined 10% during the 3rd quarter and 27% since year end. NPA's declined 3% during the 3rd quarter and 13% since year end. NPL & NPA improvements have been aided by transactions negotiated by the Special Assets Team. Further, the inflow of new non-accrual loans have slowed for each of the past four quarters. Properties in other real estate owned continue to increase as credits move through the workout cycle, offsetting sales of $1.7 million during the 3rd quarter. Commercial charge offs have improved during 2nd and 3rd quarters. 30+ Delinquencies for accruing loans remained well managed at 1.4% or $12 million. Challenges Significant headwinds from the Michigan economy continue. Heightened concern nationally regarding income producing real estate. Level of watch credits increased by $4 million during the 3rd quarter of 2009 and are comparable to the same quarter a year ago. 26

High-risk commercial real estate categories of land, land development and construction represent a relatively small proportion of total portfolio. Strategic direction continues to re-shape portfolio with shift towards C & I and away from certain commercial real estate segments which commenced mid-2007. Portfolio Segmentation 27

Income Producing Segment by Property Type Diversified Portfolio Balanced. Multi-family & 1-4 Family segments represent 29%. Seasoned Portfolio New originations curtailed several years ago. Granularity by Income Producing Segment: 28

Commercial Loan Outstanding Balances $47 million in new and renewed loan volume in 3rd Quarter offset by repayments. Overall commercial loan balances decreased by $30 million during 3rd Quarter 2009 given relatively weak loan demand. 29

Watch Credits Watch credits increased by $4 million and were comparable to the same quarter a year ago. Inflow of new watch credits has slowed. 30

Commercial 30+ Day Delinquency for Accruing Loans Commercial 30+ day delinquency remains well managed at 1.4% of the portfolio. Note: Graph includes all loans over 30 days past due still accruing. 31

Commercial Loan Non-Accruals Commercial loan non-accruals decreased $4 million during 3rd quarter 2009, aided by the transactions negotiated by the Special Assets team. Inflow of new non-accrual loans has declined in each of the last three quarters. 32

Composition of Nonaccrual Loans 50% of Nonaccrual loans are in Land, Land Development and Construction. Total average write-down of contractual loan balance to Nonaccrual is approximately 50%. Breakdown by Segment: Granularity of Commercial Nonaccruals: 33

Commercial Non Performing Assets Commercial Non Performing Assets declined in each of the past three quarters. Loans continue to migrate into ORE as credits move through the workout cycle. 34

Commercial Loan Net Charge Offs Net Charge-offs decreased significantly in both the 2nd and 3rd quarters of 2009. $0 $5,000 $10,000 $15,000 $20,000 $25,000 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 Quarterly Commercial Loan Net Charge Offs Dollars (In Thousands) 35

Comprehensive Foundation of Credit Best Practices Real Estate Portfolio Monitoring recently conducted annual transactional review encompassing over 90% of real estate portfolio. Quarterly Watch Process to proactively manage high risk loans is in place. Risk Ratings are independently assigned and structured based on recommendations made upfront by Credit Officers. Special Assets Group established to provide more effective management of our most troubled loans. A select group of law firms supports the team. The group has been expanded with seasoned lenders and collections professionals and an in-house senior attorney has been added. Several commercial lenders focus exclusively on facilitating sales transactions. Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market. New Manager in place. Accountability ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality. Risk Based Pricing has been enhanced with a new pricing matrix and minimum hurdle rates. Collateral Monitoring enhancements continue for both Commercial Real Estate and C & I Lending. Training for lending staff on all collateral types and appropriate collateral monitoring conducted. Centralized resources provide ongoing support. Portfolio Concentrations are monitored with select loan types encouraged. SBA Lending expanding with training for staff, increased marketing efforts and wider array of products offered. Outside Real Estate Experts leveraged help plan liquidation strategies and to manage diverse commercial ORE properties. 36

3rd Quarter 2009 - Retail Lending Credit Review Brad Kessel, Executive Vice President and COO 37

Retail Nonperforming Loans (as percent of outstandings) 38 Michigan Economic Trends Higher unemployment and declining residential real estate prices continue to make the operating environment very challenging. Source: Michigan Labor Market Information http://www.milmi.org/cgi/dataanalysis/AreaSelection.asp?tableName=Labforce Source: Michigan Association of Realtors http://www.mirealtors.com/content/housingstatistics.htm Michigan Unemployment Michigan Real Estate Sales and Prices

Retail Loan Balances 39 Retail Loan Balances & Origination Trends Saleable refinance pace is down from Q209, overall soft loan demand, correspondingly retail loan portfolios continue to decrease. Retail Loan Balances Retail Loan Production

Retail Nonperforming Loans (as percent of outstandings) 40 Retail Loan Portfolio Workout Statistics Continue to work with borrowers experiencing hardship using multiple home retention and home forfeiture actions, the loan modification being the predominant action.

Retail Nonperforming Loans (as percent of outstandings) 41 Retail Loan Portfolio Workout Statistics Refinanced or modified six months ago or more performing at a 76% success rate.

42 Retail Loan Portfolio - Past Due Trends (as percent of outstanding)

Retail 30 to 89 Day Delinquency (in dollars) 43 Retail Loan Portfolio Past Due Trends (in dollars) Improvement in both 30 - 89 day past due category and in non-performing loan category. Retail 30 to 89 Day Delinquency Retail Nonperforming Loans

Retail Nonperforming Loans (as percent of outstandings) 44 Retail Loan Portfolio - Nonperforming Assets Trends (NPL's, ORE and ORA) Overall improvement in non-performing assets Q309 versus Q209

Other Real Estate Liquidation History 45 Other Real Estate Statistics Strong quarter of liquidations for ORE, 109 properties at $4.965 million in NBV Sales Volume Realization Rates

Retail Net Charge Offs (Mortgage, Consumer, Overdrafts) 46 Retail Loan Portfolio - Net Charge-Offs Trends Overall net charge-offs continue to be elevated, but down from Q209

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer William (Brad) B. Kessel Executive Vice President and Chief Operations Officer 47

Thank you for participating in the conference call 48